Exhibit 99.1

For Immediate Release:	Contact:	Howard Green
SVP of Corporate Development

For further information please visit
www.gabelli.com

GAMCO Expects to Report Third Quarter 2020 Diluted Earnings of $0.59 to $0.63 Per Share

Greenwich, Connecticut, October 16, 2020 – GAMCO Investors, Inc. (“GAMCO”) (NYSE: GBL) announced today that it expects to report third quarter 2020 diluted earnings in the range of $0.59 to $0.63 per share versus $0.50 per share for the third quarter of 2019.

Assets under management were $29.7 billion at September 30, 2020 as compared to $29.4 billion at June 30, 2020.

GAMCO will be issuing further details on its financial results in early November.

About GAMCO Investors, Inc.

Since inception in 1977, GAMCO has been identified with its research driven approach to equity investing and Private Market Value (PMV) with a CatalystTM investment approach.

GAMCO conducts its investment advisory business principally through two registered investment advisor subsidiaries: Gabelli Funds, LLC (mutual and closed-end funds) and GAMCO Asset Management Inc. (Institutional and Private Wealth Management).

GAMCO provides investment advisory services through 24 mutual funds, 16 closed-end funds, a SICAV, and approximately 1,500 institutional and private wealth management accounts, principally in the U.S. The investments are generally in value, growth, gold, utilities, and convertible securities.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results. Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy, the effects of the Tax Cuts and Jobs Act, and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe. Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Some of the factors that could cause our actual results to differ from our expectations include risks associated with the duration and scope of the ongoing coronavirus pandemic resulting in volatile market conditions, a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations, and the ongoing impacts of the Tax Cuts and Jobs Act with respect to tax rates and the non-deductibility of certain portions of NEO compensation. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings. Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.